Exhibit 99.1

October 25, 2007

Sally O. Thiel, Director	Jo Ann Lehtihet
Investor Relations	Corporate Public Relations
C-COR	C-COR
(814) 231-4402, email: sthiel@c-cor.com	(814) 231-4438, email: jlehtihet@c-cor.com

C-COR REPORTS FINANCIAL RESULTS FOR FIRST QUARTER OF

FISCAL YEAR 2008

State College, PA (October 25, 2007) - C-COR Incorporated (NASDAQ: CCBL) today reported its financial results for the first quarter of fiscal year 2008, ended September 28, 2007.

Net sales from continuing operations for the first quarter were $71.9 million compared to $60.4 million in the same period last year, for an increase of 19%. Bookings in the first quarter of fiscal year 2008 were $61.8 million for a book-to-bill ratio of .86.

Income from continuing operations for the first quarter of fiscal year 2008 was $5.4 million compared to $2.2 million for the same period last year. Income per share from continuing operations on a basic and diluted basis for the first quarter of fiscal year 2008 was $.11 compared to $.04 for the same period last year. C-COR’s results for the first quarter of fiscal year 2008 included $2.8 million of stock compensation expense, $1.2 million of transaction costs related to the proposed merger with ARRIS Group Inc., $633,000 of amortization related to intangible assets, and $205,000 of restructuring charges. These items, which equate to $.09 on a diluted per share basis, are included in results reported under generally accepted accounting principles (GAAP), but are typically excluded from the analysts’ estimates comprising the First Call consensus number. C-COR is breaking out these numbers to improve comparability of the reported GAAP results and the non-GAAP First Call number.

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C-COR REPORTS FINANCIAL RESULTS FOR FIRST QUARTER OF

FISCAL YEAR 2008 – ADD 1

C-COR anticipates that net sales for the second quarter of fiscal year 2008, ending December 28, 2007, will be between $72.0 and $76.0 million with income per share from continuing operations of between $.15 and $.19. These projections include $1.1 million of stock compensation expense, $579,000 of amortization related to intangible assets, and approximately $150,000 of restructuring charges. These items, which are projected to equate to $.03 per diluted share, are typically excluded from the First Call analysts’ projections. C-COR is breaking out these numbers to improve comparability of the projected GAAP results and the non-GAAP First Call number.

C-COR’s management will discuss C-COR’s financial results on a conference call at 9:45 AM (ET) on Thursday, October 25, 2007. To participate in the October 25th call, dial 800-926-7748. International callers should use +1 212-231-2917. The live audio of the conference call will also be available via the Internet at C-COR’s web site (www.c-cor.com). For information on how to access the live audio and replay of the conference call, refer to C-COR’s news release dated October 5, 2007 (posted on the C-COR web site), or contact Investor Relations at 814-231-4402 or 814-231-4438.

About C-COR

C-COR technology and know-how are at the heart of today’s personalized, multi-screen communications and entertainment. The largest cable operators and other private and public network operators around the world look to C-COR for broadband access equipment to expand bandwidth, unified video platforms for delivery of on demand content, and integrated back-office OSS for a 360 degree view of the network, subscribers and workforce. C-COR’s common stock is listed on the NASDAQ Global Market (Symbol: CCBL) and is a component of the Russell 2000 Stock Index. For additional information regarding C-COR, visit www.c-cor.com.

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C-COR REPORTS FINANCIAL RESULTS FOR FIRST QUARTER OF

FISCAL YEAR 2008 – ADD 2

Some of the information presented in this announcement constitutes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent the Company’s judgment regarding future events, and are based on currently available information. Although the Company believes it has a reasonable basis for these forward-looking statements, the Company cannot guarantee their accuracy and actual results may differ materially from those the Company anticipated due to a number of known and unknown uncertainties. Factors which could cause actual results to differ from expectations include, among others, the possibility that the proposed merger with ARRIS Group Inc. will not be consummated, capital spending patterns of the communications industry, changes in regard to significant customers, the demand for network integrity, the trend toward more fiber in the network, the Company’s ability to develop new and enhanced products, the Company’s ability to provide complete network solutions, continued industry consolidation, the development of competing technology, the global demand for the Company’s products and services, the Company’s ability to implement its restructuring and cost reduction measures, and the Company’s ability to achieve its strategic objectives. For additional information concerning these and other important factors that may cause the Company’s actual results to differ materially from expectations and underlying assumptions, please refer to the reports filed by the Company with the Securities and Exchange Commission.

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C-COR REPORTS FINANCIAL RESULTS FOR FIRST QUARTER OF

FISCAL YEAR 2008 – ADD 3

C-COR Incorporated

Condensed Consolidated Statements of Operations

(Unaudited, in thousands except per share amounts)

	Thirteen Weeks Ended September 28, 2007	Thirteen Weeks Ended September 29, 2006
Net sales	$71,927	$60,366
Cost of sales (1)	40,805	34,793

Gross margin	31,122	25,573
Operating expenses (1)
Selling and administrative	17,039	14,397
Research and product development	8,681	7,200
Amortization of other intangibles	633	829
Loss on sale of product lines	0	245
Restructuring costs	205	400

Total operating expenses	26,558	23,071
Income from operations	4,564	2,502
Interest expense	(341)	(360)
Investment income	1,506	695
Foreign exchange gain	527	30
Other income, net	102	71

Income before income taxes	6,358	2,938
Income tax expense	911	764
Income from continuing operations	5,447	2,174
Discontinued operations, net of tax
Loss from discontinued operations	(536)	(591)

Net income	$4,911	$1,583

Net income (loss) per share: basic
Continuing operations	$0.11	$0.04
Discontinued operations	(0.01)	(0.01)

Net income	$0.10	$0.03

Net income (loss) per share: diluted
Continuing operations	$0.11	$0.04
Discontinued operations	(0.01)	(0.01)

Net income	$0.10	$0.03

Weighted average common shares and common share equivalents
Basic	50,229	48,048
Diluted	53,916	48,529
(1) Stock-based compensation is included as follows:
Cost of sales	$218	$100
Selling and administrative	2,287	659
Research and product development	306	140

Total stock-based compensation	$2,811	$899

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C-COR REPORTS FINANCIAL RESULTS FOR FIRST QUARTER OF

FISCAL YEAR 2008 – ADD 4

C-COR Incorporated

Consolidated Balance Sheets

(in thousands of dollars)

	September 28, 2007	June 29, 2007
	(unaudited)
ASSETS
Current assets
Cash and cash equivalents	$60,968	$54,913
Restricted cash	4,404	2,563
Marketable securities	71,508	53,453
Accounts receivable, net	42,021	63,375
Unbilled receivables	1,890	2,268
Inventories	23,753	28,150
Deferred costs	9,116	8,476
Other current assets	4,440	4,935

Total current assets	218,100	218,133

Property, plant and equipment, net	19,594	19,381
Goodwill	128,610	128,825
Other intangible assets, net	1,215	1,849
Deferred taxes	702	778
Other long-term assets	6,507	7,754

Total	$374,728	$376,720

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$18,553	$20,699
Accrued liabilities	23,662	31,291
Deferred revenue	28,074	32,534
Deferred taxes	219	219
Current portion of long-term debt	391	384

Total current liabilities	70,899	85,127

Long-term debt, less current portion	35,870	35,968
Deferred revenue	3,393	3,892
Deferred taxes	5,414	5,234
Other long-term liabilities	6,777	5,587
Shareholders’ equity	252,375	240,912

Total	$374,728	$376,720

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C-COR REPORTS FINANCIAL RESULTS FOR FIRST QUARTER OF

FISCAL YEAR 2008 – ADD 5

C-COR Incorporated

Financial Data Table

(Unaudited, in thousands except percentages)

Product Category:	Access	Solutions	Total
Thirteen Weeks ended September 28, 2007:
Bookings (1)	$45,189	$16,591	$61,780
Net sales	52,921	19,006	71,927
Gross margin	19,986	11,136	31,122
Gross margin percentage	37.8%	58.6%	43.3%

Backlog at September 28, 2007 (1):
Less than 12 months	22,433	42,966	65,399
Greater than 12 months	0	15,959	15,959

Total Backlog	22,433	58,925	81,358

Thirteen Weeks ended September 29, 2006:
Bookings (1)	$44,138	$17,024	$61,162
Net sales	47,622	12,744	60,366
Gross margin	17,447	8,126	25,573
Gross margin percentage	36.6%	63.8%	42.4%

Backlog at September 29, 2006 (1):
Less than 12 months	27,379	40,287	67,666
Greater than 12 months	0	10,610	10,610

Total Backlog	27,379	50,897	78,276

(1)	Amounts derived from our internal operating records.

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